SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 2, 2001


                       ALMOST COUNTRY PRODUCTIONS, INC.
              --------------------------------------------------
            (Exact name of Registrant as specified in its Charter)


    Nevada                           000-28339             84-1398342
-----------------------------      -------------        ------------------
(State or other Jurisdiction        (Commission         (I.R.S. Employer
Incorporation or Organization)        File No.)         Identification No.)



           170 South Main Street #1050, Salt Lake City, Utah 84101
          ---------------------------------------------------------
                   (Address of Principal Executive Offices)

      Registrant's Telephone Number including Area Code: (801) 536-5000


          7050 Union Park Avenue, Suite 600, Midvale, Utah 84047
           --------------------------------------------------------
             Former name, former address and former fiscal year,
                        if changed since last report.

Item 4. Changes in Registrant's Certifying Accountant

      On July 2, 2001, the board of directors of Almost Country Productions, Inc. (the "Registrant") terminated the Registrant's current accountants, Pritchett, Siler & Hardy ("PS&H"), and engaged Grant Thornton LLP ("Grant Thornton"), as Registrant's auditor for the year ending September 30, 2001. The firm of PS&H served as the Company's auditors for the fiscal year ended September 30, 2000.

      The Registrant determined it would seek to engage Grant Thornton as the independent auditor of the Registrant following the consummation of a Stock Purchase Agreement between the Registrant and the shareholders of Real Estate Federation, Inc. ("REF"), as described in a Current Report on Form 8-K of the Registrant dated March 30, 2001, and incorporated herein by reference. Grant Thornton served as the auditor of Real Estate Federation, Inc. ("REF"), for the year ended December 31, 2000. Accordingly, because the acquisition of REF has been treated as a "reverse merger" for accounting purposes, the Registrant determined that the engagement of Grant Thornton as the Registrant's auditors, was appropriate.

      As indicated, the decision to change accountants was approved by the Company's board of directors. The Company does not have an audit or similar committee.

      From inception of the Registrant, and up to and including the present, there have been no disagreements between the Company and PS&H on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. PS&H's report on the financial statements of the Company for the fiscal year ended September 30, 2000, indicated substantial doubt regarding the Company's ability to continue as a going concern. Except for this qualification, the report of PS&H did not contain an adverse opinion or a disclaimer of opinion, nor was it otherwise qualified or modified as to uncertainty, audit scope or accounting principles.

      The Company intends to have the appointment of Grant Thornton ratified at the next meeting of the Registrant's shareholders.

       Attached hereto is the letter from PS&H, as required by Item 304(a)(3) of Regulation S-K.

                                 SIGNATURES

       Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    REGISTRANT:

                                    ALMOST COUNTRY PRODUCTIONS, INC.



Date: July 5, 2001                  By /s/ Thomas E. Wright
                                      ---------------------------------
                                     Thomas E. Wright, President and
                                     Chief Executive Officer

                        PRITCHETT, SILER & HARDY, P.C.
                         CERTIFIED PUBLIC ACCOUNTANTS
                              430 EAST 400 SOUTH
                          SALT LAKE CITY, UTAH 84111
                     (801) 328-2727 - FAX (801) 328-1123


                                                           July 3,  2001



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Ladies and Gentlemen:

We have read the statements of Almost Country Productions, Inc. pertaining to our firm included under Item 4 of Form 8-K dated July 2, 2001 and agree with such statements as they pertain to our firm. We have no basis to agree or disagree with other statements of the registrant contained therein.

Sincerely,

/s/ Pritchett, Siler & Hardy, P.C.

PRITCHETT, SILER & HARDY, P.C.